UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

XPO LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Dear Fellow Stockholders:

On behalf of the Board of Directors of XPO Logistics, Inc., a Delaware corporation (“XPO”, the “Company”, “we”, “us” or “our”), we invite you to join us at a special meeting of stockholders of the Company, which will be held on December 20, 2017 at 9:00 a.m., local time, at Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573.

At the special meeting, you will be asked to consider and vote on a proposal to approve the adoption of the XPO Logistics, Inc. Employee Stock Purchase Plan (the “Plan Proposal”). Our Board of Directors believes that the Plan Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Plan Proposal.

The proxy statement attached to this letter provides you with information about the Plan Proposal and the special meeting of the Company’s stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the U.S. Securities and Exchange Commission. See “Where You Can Find Additional Information” in the accompanying proxy statement.

Regardless of the number of shares of our common stock you own (including those that you would own if your shares of our Series A Convertible Perpetual Preferred Stock (“Series A Preferred Stock”) had converted into shares of our common stock as of November 17, 2017, the record date for the special meeting), your vote is important. Whether or not you plan to attend the special meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. You may do so by completing, signing, dating and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If your shares of common stock (including those that you would own if your shares of our Series A Preferred Stock had converted into shares of our common stock as of November 17, 2017, the record date for the special meeting) are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Thank you for your cooperation and continued support.

Sincerely,

Karlis P. Kirsis

Senior Vice President, Corporate Counsel

November 17, 2017

THE ACCOMPANYING PROXY STATEMENT IS DATED NOVEMBER 17, 2017

AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 20, 2017.

XPO LOGISTICS, INC.

FIVE AMERICAN LANE

GREENWICH, CONNECTICUT 06831

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 20, 2017

To the Stockholders of XPO Logistics, Inc.:

Notice is hereby given that a special meeting of stockholders of XPO Logistics, Inc. will be held on December 20, 2017 at 9:00 a.m., local time, at Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573:

1. To consider and vote on a proposal (the “Plan Proposal”) to approve the adoption of the XPO Logistics, Inc. Employee Stock Purchase Plan (the “Plan”);

2. To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and together with the Plan Proposal, the “Proposals”); and

3. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

The Company’s Board of Directors recommends that stockholders vote “FOR” each of the Plan Proposal and the Adjournment Proposal.

Only stockholders of record of our common stock and our Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”) as of the close of business on November 17, 2017, the “Record Date,” are entitled to receive notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.

The approval of the Plan requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present, entitled to vote on, and voted for or against, the Plan Proposal at the special meeting at which a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present, entitled to vote on, and voted for or against, the Adjournment Proposal at the special meeting, whether or not a quorum is present.

Please note that, if you plan to attend the special meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 2 of the proxy statement.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the special meeting if you are unable to attend. Please do so by completing, signing, dating and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Plan Proposal (and, if necessary and appropriate, the Adjournment Proposal). If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Whether you attend the special meeting or not, you may revoke a proxy at any time before your proxy is voted at the special meeting. You may do so by properly delivering a later-dated proxy either by mail, the Internet or telephone or by attending the special meeting in person and voting. You also may revoke your proxy by delivering a notice of revocation to the Company (Attention: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831) prior to the vote at the special meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies. Furthermore, voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Your vote is important. Whether or not you plan to attend the special meeting in person, it is important that your shares be represented. We ask that you vote your shares as soon as possible.

By Order of the Board of Directors,

Karlis P. Kirsis

Senior Vice President, Corporate Counsel

Greenwich, Connecticut

November 17, 2017

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Special Meeting To Be Held on December 20, 2017: This proxy statement for the special meeting to be held on December 20, 2017 is available free of charge at www.edocumentview.com/xpospc.

SUMMARY VOTING INSTRUCTIONS

Ensure that your shares of our common stock and our Series A Preferred Stock, on an as-converted basis, can be voted at the special meeting by submitting your proxy or contacting your broker, dealer, commercial bank, trust company or other nominee.

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A.), you may vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the special meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the special meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Plan Proposal and, if necessary and appropriate, the Adjournment Proposal.

For additional questions regarding the Plan Proposal, assistance in submitting proxies or voting shares of our common stock (including those you would own if all of your outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date), or to request additional copies of the proxy statement or the enclosed proxy card, please contact the proxy solicitation agent, Innisfree M&A Incorporated, by mail at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by telephone toll-free at 888-750-5834. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information. Such broker or other nominee may contact Innisfree M&A Incorporated by telephone at 212-750-5833.

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Stockholders to be Held on December 20, 2017

This Proxy Statement is available, free of charge, at www.edocumentview.com/xpospc.

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of XPO Logistics, Inc. (the “Company”) in connection with our Company’s special meeting or any adjournment or postponement of the special meeting. This proxy statement is being furnished by our Board of Directors for use at the special meeting of stockholders to be held at Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573, on December 20, 2017 at 9:00 a.m., local time.

This proxy statement and form of proxy are first being mailed to stockholders on or about November 20, 2017, to our stockholders of record as of the close of business on November 17, 2017 (the “Record Date”).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers address briefly some questions you may have regarding the special meeting and the Proposals (as defined below). These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement.

Q:	Why did I receive these proxy materials?

A:	We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting in connection with the approval of the adoption of the XPO Logistics, Inc. Employee Stock Purchase Plan (the “Plan”). The purpose of the Plan is to provide eligible employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing shares of common stock on favorable terms and to pay for such purchases through payroll deductions. Executive officers and directors of the Company are not eligible to participate in the Plan.

Because the Plan is intended to be qualified under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), the Plan must be approved by stockholders within 12 months of its adoption by our Board of Directors in order to qualify thereunder.

Q:	What items of business will be voted on at the special meeting?

A:	The business expected to be voted on at the special meeting is the approval of the following proposals:

•	To consider and vote on a proposal to approve the adoption of the XPO Logistics, Inc. Employee Stock Purchase Plan (the “Plan Proposal”);

•	To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and together with the Plan Proposal, the “Proposals”); and

•	To consider and transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

Q:	Where and when is the special meeting?

A:	The special meeting will be held at Doral Arrowwood, 975 Anderson Hill Road, Rye Brook, New York 10573, on December 20, 2017 at 9:00 a.m., local time.

Q:	Who can attend and vote at the special meeting?

A:	You are entitled to receive notice of and to attend and vote at the special meeting, or any postponement or adjournment thereof, if, as of the close of business on November 17, 2017 (the “Record Date”), you were a holder of record of our common stock or the Company’s Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”).

As of the Record Date, there were issued and outstanding 119,883,256 shares of our common stock, each of which is entitled to one vote on each matter to come before the special meeting. In addition, as of the Record Date, there were issued and outstanding 71,510 shares of Series A Preferred Stock. Each share of Series A Preferred Stock is entitled to vote together with our common stock on each matter to come before the special meeting as if the share of Series A Preferred Stock were converted into shares of our common stock as of the Record Date, meaning that each share of Series A Preferred Stock is entitled to approximately 143 votes on each matter to come before the special meeting. As a result, a total of 130,098,970 votes are eligible to be cast at the special meeting based on the number of outstanding shares of our common stock and Series A Preferred Stock, voting together, as a single class.

If you wish to attend the special meeting and your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the Record Date. “Street name” holders who wish to vote at the special meeting will need to obtain a proxy from the broker, dealer, commercial bank, trust company or other nominee that holds their shares.

Q:	Do I need a ticket to attend the special meeting?

A:	Yes, you will need an admission card to enter the special meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to stockholdermeetings@xpo.com; or

•	by calling us toll-free at (855) 976-6951.

Stockholders also must present a form of personal photo identification in order to be admitted to the special meeting.

Q:	How many shares must be present to conduct business at the special meeting?

A:	A quorum is necessary to hold a valid meeting of stockholders. For each of the Proposals to be presented at the special meeting, the holders of shares of our common stock or Series A Preferred Stock outstanding on the Record Date, representing 65,049,486 votes must be present at the special meeting, in person or by proxy. If you vote—including by Internet, telephone or proxy card—your shares voted will be counted towards the quorum for the special meeting. Abstentions are counted as present for the purpose of determining a quorum; broker non-votes are not counted for the purpose of determining the presence of a quorum at the special meeting as the Proposals to be considered would not be evaluated as routine by the New York Stock Exchange (the “NYSE”).

Q:	What are my voting choices?

A:	You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any Proposal to be voted on at the special meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q:	What vote is required to approve the Proposals?

A:

The Plan Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present, entitled to vote on, and voted for or against, the Plan Proposal at the special meeting at which a quorum is present. The Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present, entitled to vote on, and voted for or against, the Adjournment Proposal at the special meeting, whether or not a quorum is present.

Q:	What will happen if the Plan Proposal is not approved?

A:	The effectiveness of the Plan is conditioned upon approval of the Plan Proposal. The Plan must be approved within 12 months of its adoption by our Board of Directors by an affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock) present, entitled to vote on, and voted for or against, the Plan Proposal at a meeting at which a quorum is present, in order to qualify under Section 423 of the Code. If the Plan Proposal is not approved, no shares of our common stock will be issued under the Plan. We believe that failure to approve the Plan will have an adverse effect on our ability to attract and retain key employees.

Q:	How does the Company’s Board of Directors recommend that I vote?

A:	For the reasons described in “Plan Proposal—Approval of the Adoption of the XPO Logistics, Inc. Employee Stock Purchase Plan” on page 6 of the proxy statement, our Board of Directors, after careful consideration, unanimously recommends that our stockholders vote “FOR” the approval of the Plan Proposal and “FOR” the Adjournment Proposal.

Q:	How will our directors and executive officers vote on the Proposals?

A:	Our directors and current executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of our common stock and Series A Preferred Stock in favor of the approval of each of the Proposals.

As of the Record Date, excluding any shares issuable upon the exercise of currently outstanding options and warrants, our directors and current executive officers owned, in the aggregate, 11,636,136 shares of our common stock (including 9,882,143 shares that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date), representing collectively approximately 8.9% of the votes eligible to be cast at the special meeting.

Q:	What do I need to do now?

A:	We urge you to read this proxy statement carefully and to consider how approving the Proposals affects you. Then just mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of our stockholders. Holders of record may also vote by telephone or the Internet by following the instructions on the proxy card.

Q:	What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A:	If you fail to sign, date and return your proxy card or fail to vote by telephone or Internet as provided on your proxy card, your shares will not be counted towards establishing a quorum for the special meeting, which requires holders representing a majority of the outstanding shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) to be present in person or by proxy.

If you are a stockholder of record and you properly sign, date and return your proxy card, but do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of each of the Proposals. Abstentions will have no effect on the Plan Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name” by my broker, dealer, commercial bank, trust company or other nominee, will such broker or other nominee vote my shares for me?

A:	You should instruct your broker or other nominee on how to vote your shares using the instructions provided by such broker or other nominee. Absent specific voting instructions, brokers or other nominees who hold shares of Company common stock in “street name” for customers are prevented by the rules in the NYSE Listed Company Manual from exercising voting discretion in respect of non-routine or contested matters. The Company expects that when the NYSE evaluates the Proposals to be voted on at the special meeting to determine whether each Proposal is a routine or non-routine matter, the Proposals would not be evaluated as routine. Shares not voted by a broker or other nominee because such broker or other nominee does not have instructions or cannot exercise discretionary voting power with respect to one or more Proposals are referred to as “broker non-votes.” Such broker non-votes may not be counted for the purpose of determining the presence of a quorum at the special meeting in the absence of a routine proposal. It is important that you instruct your broker or other nominee on how to vote your shares of Company common stock held in “street name” in accordance with the voting instructions provided by such broker or other nominee. Broker non-votes will have no effect on the Plan Proposal or the Adjournment Proposal.

Q:	How do I vote?

A:	If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A. and not through a broker, bank or other nominee that holds shares for your account in “street name”), you may vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m. New York City time on December 19, 2017. Please see the proxy card provided to you for instructions on how to submit your proxy by telephone or the Internet. Stockholders of record who attend the special meeting may vote in person by obtaining a ballot from the inspector of elections.

If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the special meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Q:	Can I change my vote after I have mailed my proxy card?

A:	Yes. Whether you attend the special meeting or not, you may revoke a proxy at any time before your proxy is voted at the special meeting. You may do so by properly delivering a later-dated proxy either by mail, the Internet or telephone or by attending the special meeting in person and voting. Please note, however, your attendance at the special meeting will not automatically revoke any prior proxy unless you vote again at the special meeting or specifically request in writing that your prior proxy be revoked. You also may revoke your proxy by delivering a notice of revocation to the Company (Attention: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831) prior to the vote at the special meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

Q:	Where can I find the results of the voting?

A:	We intend to announce preliminary voting results at the special meeting and will publish final results through a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission

(“SEC”) within four business days after the special meeting. The Current Report on Form 8-K will be available on the Internet at our website, www.xpo.com.

Q:	Who will pay for the cost of soliciting proxies?

A:	We will pay for the cost of soliciting proxies. We have engaged Innisfree M&A Incorporated to assist us in soliciting proxies in connection with the special meeting, and have agreed to pay them approximately $9,000, plus their expenses for providing such services. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock or preferred stock held of record by them.

Q:	What is “householding” and how does it affect me?

A:	In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one copy of this proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: Investor Relations, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831 or by contacting Investor Relations by telephone at (855) 976-6951. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

Q:	Can I obtain an electronic copy of proxy material?

A:	Yes, this proxy statement, the accompanying notice of special meeting and the proxy card are available on the Internet at www.edocumentview.com/xpospc.

Q:	What happens if the special meeting is adjourned or postponed?

A:	Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the outstanding shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present, entitled to vote and voted for or against the Adjournment Proposal at the special meeting, whether or not a quorum is present. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Q:	Who can help answer my other questions?

A:	If you have more questions about the Proposals or voting, you should contact the proxy solicitation agent, Innisfree M&A Incorporated, by mail at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by telephone toll-free at 888-750-5834. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information. Such broker or other nominee may contact Innisfree M&A Incorporated by telephone at 212-750-5833.

PLAN PROPOSAL—APPROVAL OF THE ADOPTION OF THE XPO LOGISTICS, INC. EMPLOYEE STOCK PURCHASE PLAN

On October 18, 2017, the Board of Directors adopted, subject to stockholder approval, the XPO Logistics, Inc. Employee Stock Purchase Plan (the “Plan”), under which an aggregate of two million (2,000,000) shares of the Company’s common stock has been reserved for issuance. The Plan is intended to qualify as an “employee stock purchase plan” under the Code. The purpose of the Plan is to provide eligible employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing shares of common stock on favorable terms and to pay for such purchases through payroll deductions. Executive officers and directors of the Company are not eligible to participate in the Plan.

The Board of Directors believes that the Plan promotes the interests of the Company and its stockholders by encouraging employees of the Company and its participating subsidiaries to become stockholders, and therefore promotes the Company’s growth and success. The Board of Directors also believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of common stock pursuant to the Plan is an important aspect of the Company’s ability to attract and retain highly qualified and motivated employees. A copy of the Plan, as proposed, is attached to this proxy statement as Annex A.

The following summary description of the Plan is a summary of certain provisions and is qualified in its entirety by reference to Annex A.

Summary Description of the Plan

Eligibility

All employees of the Company and its participating subsidiaries (which excludes international subsidiaries) who are employed on February 1 or August 1 of each year are eligible to participate in the Plan, except for the following: (i) any individual whose participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if complying with such laws would cause non-conformity with the requirements of Section 423 of the Code; (ii) any employee who is covered by a collective bargaining agreement, if the collective bargaining agreement excludes the employee (or the bargaining unit of which the employee is a member) from participation in the Plan; (iii) to the extent permitted by Section 423 of the Code, any individual designated by the Company or its participating subsidiaries as an independent contractor, even if the individual later is determined by a court of competent jurisdiction to be a common law employee; and (iv) any employee of the Company or its participating subsidiaries (which excludes international subsidiaries) who is both a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code and subject to the disclosure requirements of Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the first day of an Offering Period (as defined below). Whether an employee is a highly compensated employee for Plan purposes will be determined on whether the employee is a highly compensated employee under any of the qualified retirement plans sponsored by the Company or an affiliate, with the applicable measuring period based on the calendar year. Executive officers and directors of the Company are not eligible to participate in the Plan. Any employee who is eligible to participate in the Plan (any such employee, an “Eligible Employee”) on the day preceding the first day of an Offering Period may elect to become a participant in the Plan (a “Participant”) for such Offering Period by completing the enrollment process prescribed by the Administrator (as defined below). A Participant will continue to participate in the Plan until he or she (1) ceases to be an Eligible Employee, (2) withdraws from the Plan or (3) reaches the end of the Offering Period in which his or her employee contributions are discontinued because such Participant purchases of shares of common stock exceed certain fair market value thresholds described in the section “—Purchase Price” below. As of September 30, 2017, approximately 42,800 employees are eligible to participate in the Plan.

Administration

The Board of Directors has delegated to its Compensation Committee (the “Committee”) all authority for administration of the Plan. As the administrator of the Plan (the “Administrator”), the Committee is vested with full authority and discretion to construe the terms of the Plan and make factual determinations under the Plan, and to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan. Any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan is final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant. The Administrator may retain outside entities and professionals to assist in the administration of the Plan, including a vendor or vendors to perform enrollment and brokerage services.

The Committee may delegate any or all of its authority as Administrator under the Plan to one or more senior management employees of the Company. The authority that may be delegated by the Committee includes the authority to determine procedures for Eligible Employees to enroll in or withdraw from the Plan, setting or changing payroll deduction percentages, and obtaining necessary tax withholdings. Pursuant to such authority, the Committee has designated, subject to stockholder approval of the Plan, each of the Company’s (i) Chief Human Resources Officer, (ii) Senior Vice President, Global Compensation and Benefits and (iii) the Vice President, Executive Compensation with all its authority as Administrator.

The Company will pay all expenses of the Plan, including annual fees of the broker designated by the Administrator to establish accounts for stock purchased under the Plan (the “ESPP Broker”) and any brokerage fees and commissions for the purchase of stock upon reinvestment of dividends and distributions. However, the ESPP Broker may impose or pass through a reasonable fee for the withdrawal of stock in the form of stock certificates and reasonable fees for other services unrelated to the purchase of stock under the Plan, to the extent approved in writing by the Company and communicated to participants in the Plan. The Company will not pay any brokerage fees and commissions for the sale or disposition of stock acquired under the Plan by any of its participants.

Plan Offerings

The Plan is implemented by a series of six-month offerings (each an “Offering”), with a new offering commencing on April 1 and October 1 of each year. Each six-month period is an “Offering Period.” Upon receiving stockholder approval of the Plan, the initial Offering Period available under the Plan will begin on April 1, 2018 and end on September 30, 2018. An employee may purchase shares only through payroll deductions permitted under the Plan. Payroll deductions must be a whole percentage not less than 1% nor more than 10% of the Participant’s eligible compensation.

The maximum number of shares that any Participant may purchase in any single Offering is one thousand (1,000) shares. In addition, no Participant may have a right to purchase any shares under the Plan if (i) immediately after his or her election to purchase such shares, such employee would own stock possessing five percent (5%) or more of the total combined voting power or value (determined under Section 423 of the Code) of all classes of stock of the Company or any parent or subsidiary of the Company or (ii) such Participant’s purchases of shares of the Company’s common stock exceeds (x) in the case of shares purchased during an Offering Period that commenced in the current calendar year, $25,000 minus the fair market value of the stock that the Participant previously purchased in the current calendar year under the Plan or (y) in the case of shares purchased during an Offering Period that commenced in the immediately preceding calendar year, $50,000 minus the fair market value of the stock that the Participant previously purchased under the Plan in the current calendar year and in the immediately preceding calendar year. For the purposes of determining fair market value under clause (ii) of the preceding sentence, fair market value is determined at the beginning of the Offering Period but otherwise as disclosed under “—Purchase Price” below.

A Participant may change his or her rate of payroll withholding, discontinue contributions, withdraw from the Plan or re-enroll after a withdrawal (if such employee is an Eligible Employee at such time) by using the process prescribed for such purpose by the Administrator. A Participant who elects to withdraw from the Plan may again become a Participant, if he or she is then an Eligible Employee, by completing the enrollment process prescribed by the Administrator. A Participant whose employee contributions were discontinued automatically because such Participant’s contributions would exceed the dollar amount limitations described in the paragraph above will automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she is then an Eligible Employee. Termination of the employee is treated as an automatic withdrawal from the Plan. For purposes of the Plan, employment is not deemed to terminate when the Participant goes on an approved leave of absence; however employment is deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work. In the event of the Participant’s death, the amount credited to his or her Plan Account (as defined below), and any shares of stock held by the ESPP Broker, will be paid to the Participant’s estate.

Generally, upon a Participant’s withdrawal or termination, all amounts deducted from the employee’s pay that have not yet been used to purchase shares will be returned to such employee without interest. The rights of employees under the Plan are not transferable other than by the laws of descent and distribution.

Purchase Price

The price at which shares of the Company’s common stock may be purchased in an Offering is ninety-five percent (95%) of the fair market value of such share on the last trading day in such Offering Period (the “Purchase Price”). The fair market value of a share of the Company’s common stock on any date is the closing per-share sales price of the Company’s common stock, as reported by the New York Stock Exchange LLC (or any other national stock exchange or quotation system on which shares of the Company’s common stock may be listed or quoted) or, if there are no sales on such date, on the closest preceding date on which there was a sale of shares of the Company’s common stock; in the event that there is no public market for the Company’s common stock on such date, the fair market value of shares of the Company’s common stock will be determined in good faith by the Committee.

Whenever an amount is deducted from a Participant’s compensation under the Plan, such amount will be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts are not trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest will be credited to Plan Accounts. As of the last day of each Offering Period, each Participant will be deemed to have elected to purchase the number of shares of common stock calculated by dividing the amount then in the Participant’s Plan Account by the Purchase Price, unless the Participant has previously elected to withdraw from the Plan. The funds in the Participant’s Plan Account will be used to purchase such shares from the Company.

No fractional shares will be purchased pursuant to the Plan and any amounts that would have otherwise been used to purchase fractional shares will generally be carried over in a Participant’s Plan Account to the next Offering. Any amount remaining in a Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased because such purchase would (1) exceed the maximum number of shares that any Participant may purchase in any single Offering, (2) exceed the dollar amount limitations described under the second paragraph of the section “—Plan Offerings” above or (3) cause the issuance of a number of shares of stock exceeding the maximum authorized number of shares available for purchase under the Plan, will be refunded to the Participant in cash, without interest.

Holding Period

Shares purchased under the Plan are delivered to and held in the custody of the ESPP Broker in an account registered in the name of the Participant (each such account a “Plan Account”). A Participant (whether or not still an employee of the Company or its Plan-participating subsidiaries) may not withdraw, sell or transfer shares of stock acquired during any Offering Period until after three (3) months from the last day of such Offering Period, except on account of the Participant’s death, or such other reason as the Administrator may promulgate in its discretion from time to time. After such holding period, the shares may be disposed of (as defined in Section 424(c) of the Code) at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such disposition, the shares must remain in the Participant’s ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the foregoing holding period has been satisfied, the Participant may move those shares to another brokerage account of Participant’s choosing or receive a certificate for such shares. Each Participant is required to notify the Company in the event of the disposition of any of such shares, including for shares transferred away from the ESPP Broker to another brokerage account and for shares withdrawn in certificated form.

Termination and Amendment

The Plan will terminate upon the tenth (10th) anniversary of the date of adoption by the Board of Directors unless terminated earlier by the Board of Directors. The Board of Directors has the right to amend, suspend or terminate the Plan at any time and without notice. Any amendment that increases the aggregate number of shares of the Company’s common stock to be issued under the Plan, as adopted by the Board of Directors, must be approved by a vote of the stockholders of the Company within twelve (12) months before or after the adoption of such amendment by the Board of Directors. All other amendments to the Plan will be subject to stockholder approval only to the extent required by applicable law or regulation. The Committee has the authority to make technical and administrative amendments to the Plan for the sole purpose of carrying out its administrative responsibilities under the Plan if such amendment does not require approval by the Company’s stockholders or the Board of Directors.

Tax Consequences

It is the Company’s intention that participation in the Plan would qualify for the favorable federal tax treatment accorded an “employee stock purchase plan” under Section 423 of the Code. The following discussion is a summary of the Federal income tax provisions relating to shares acquired under the Plan by Participants who are citizens or residents of the United States. Nothing in this proxy statement or in the Plan should be construed as tax advice to any Eligible Employee and each Eligible Employee should seek the advice of his or her own independent tax advisor. Subject to the foregoing, a Participant would be taxed on amounts contributed to the Plan for the purchase of shares as if such amounts were actually received as regular compensation. Other than this, no income would be taxable to a participant until disposition of the shares acquired, and the method of taxation would depend upon the holding period of the purchased shares.

If the shares were disposed of more than two years after the beginning of the Offering Period during which the shares were purchased and more than one year after the stock was transferred to the Participant, the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock at the beginning of the offering period during which the shares were purchased over the purchase price, will be treated as ordinary income. Any further gain or any loss would be taxed as a long-term capital gain or loss. Currently, such capital gains are generally subject to lower tax rates than ordinary income. If the shares were disposed of before the expiration of either of the holding periods described above, the excess of the fair market value of the shares at the end of the Offering Period during which the shares were purchased over the purchase price would be treated as ordinary income at the time of such disposition. Even if the shares were disposed of for less than their fair market value at the end of such Offering Period, this amount would be attributed to the Participant as ordinary income, and a capital loss would be recognized equal to the difference between the disposition price and the fair market value of the shares at the end of such Offering Period. Any capital gain or loss recognized by a Participant upon such disposition of stock would be long-term or short-term, depending on how long the stock had been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Plan. The Company is generally entitled to a deduction to the extent such amounts are taxed as ordinary income to a participant upon disposition of the shares.

The foregoing is a general summary of the material U.S. federal income tax consequences of the Plan and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. Each Eligible Employee who is outside the United States or is otherwise not a U.S. taxpayer should seek, and must depend upon, the advice of his or her own independent legal and tax advisor or advisors in all non-U.S. jurisdictions relevant to such employee. The foregoing should not to be considered as tax advice and each Eligible Employee is advised to consult his or her own independent tax advisor.

New Plan Benefits

Because participation in the Plan by the Company’s employees is entirely discretionary and benefits under the Plan depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine the benefits that will be received by the Company’s employees. Please see the disclosure under “—Plan Offerings” above for the maximum number of shares a Participant may purchase in any single Offering. Executive officers and directors of the Company are not eligible to participate in the Plan.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” this Plan Proposal.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information as of December 31, 2016, with respect to the Company’s compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	4,429,177	(2)	$13.29	3,319,710	(3)
Equity compensation plans not approved by security holders	50,000	(4)	$14.09	0
Total	4,479,177		$13.32	3,319,710

(1)	The weighted average exercise price is based solely on the outstanding options.
(2)	Includes 906,755 stock options outstanding under the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan, 60,062 stock options outstanding under the Segmentz, Inc. 2001 Stock Option Plan, and 63,737 stock options outstanding under the Con-way Inc. 2006 Equity and Incentive Plan. Also includes an aggregate of 80,290 performance-based restricted stock units granted under the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan, 2,847,946 restricted stock units and performance-based restricted stock units granted under the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan and 470,387 restricted stock units and performance-based restricted stock units granted under the Con-way Inc. 2012 Equity and Incentive Plan.
(3)	Includes 3,319,710 securities available for issuance under the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan
(4)	These securities were granted to our Chief Financial Officer in February 2012 outside the security holder-approved plan as employee inducement grants. These securities represent 50,000 stock options.

ADJOURNMENT PROPOSAL—APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

The Company’s stockholders are being asked to consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies. The Board of Directors believes this proposal to be in the best interests of the Company’s stockholders because it gives the Company flexibility to solicit the vote of additional holders of the Company’s voting securities to vote on matters the Board of Directors deems important to the Company.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” this Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of the Record Date by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each named executive officer for the year ended December 31, 2016 and (iv) all executive officers and directors as a group. None of the foregoing persons beneficially owned any shares of equity securities of our subsidiaries as of the Record Date.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Class Outstanding(1)	Shares of Series A Preferred Stock Beneficially Owned(2)		Percentage of Class Outstanding
Beneficial Ownership of 5% or more
Orbis Investment Management Limited(3) Orbis House, 25 Front Street Hamilton Bermuda HM11	20,815,297		17.4%	—		—
Jacobs Private Equity, LLC	19,285,714	(4)	13.9%	67,500		94.4%
Coral Blue Investment Pte. Ltd(5) 168 Robinson Road #37-01 Capital Tower Singapore 068912	8,153,946		6.8%	—		—
The Vanguard Group(6) 100 Vanguard Blvd. Malvern, PA 19355	7,825,426		6.5%	—		—
Spruce House Investment Management LLC(7) 435 Hudson Street, 8th Floor New York, NY 10014	6,047,055		5.0%	—		—
Directors:
Gena L. Ashe	6,686	(8)	*	—		—
Louis DeJoy	1,129,418	(9)	*	—		—
AnnaMaria DeSalva	810	(10)	*
Michael G. Jesselson	345,693	(11)	*	725	(12)	1.0%
Adrian P. Kingshott	131,942	(13)	*	300		*
Jason D. Papastavrou	240,817	(14)	*	650	(15)	*
Oren G. Shaffer	64,728	(16)	*	—		—

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Class Outstanding(1)	Shares of Series A Preferred Stock Beneficially Owned(2)	Percentage of Class Outstanding
Named Executive Officers:
Bradley S. Jacobs+	19,662,175	(17)	14.1%	67,500	94.4%
Troy A. Cooper	128,085	(18)	*	—	—
John J. Hardig	130,749	(19)	*	—	—
Gordon E. Devens	76,302	(20)	*	—	—
Scott B. Malat	127,981	(21)	*	—	—
Current Executive Officers and Directors as a Group (13 People)	22,244,471	(22)	15.8%	69,175	96.7%

*	Less than 1%
+	Director and Executive Officer
(1)	For purposes of this column, the number of shares of the class outstanding reflects the sum of (i) 119,883,256 shares of our common stock that were outstanding as of the Record Date, (ii) the number of shares of our common stock into which the outstanding shares of our preferred stock held by the relevant person, if any, were convertible on the Record Date, (iii) the number of shares of our common stock, if any, which the relevant person could acquire on exercise of options or warrants within 60 days of the Record Date and (iv) the number of restricted stock units (“RSUs”), if any, held by the relevant person that are or will become vested within 60 days of the Record Date.
(2)	Each share of our Series A Preferred Stock that was outstanding on the Record Date has an initial liquidation preference of $1,000 per share and is convertible into approximately 143 shares of our common stock at an effective conversion price of $7.00 per share of our common stock. Our Series A Preferred Stock votes together as a single class with our common stock on an as-converted basis, except with respect to certain matters that impact the rights of holders of our Series A Preferred Stock, in which case our Series A Preferred Stock votes separately as a single class.
(3)	Based on Amendment No. 3 to the Schedule 13G filed on February 14, 2017 by Orbis Investment Management Limited (“OIML”), Orbis Investment Management (U.S.), LLC (“OIMUS”) and Orbis Asset Management Limited (“OAML”), which reported that, as of December 31, 2016, OIML beneficially owned 20,368,113 shares, OIMUS beneficially owned 361,524 shares, and OAML beneficially owned 85,660 shares. The group has sole voting and sole dispositive power over such shares.
(4)	Consists of 9,642,857 shares of our common stock issuable upon the exercise of 9,642,857 warrants at an exercise price of $7.00 per share of common stock, and 9,642,857 shares of our common stock issuable upon conversion of 67,500 shares of our Series A Preferred Stock. Mr. Jacobs has indirect beneficial ownership of the shares of our common stock and our Series A Preferred Stock beneficially owned by Jacobs Private Equity, LLC (“JPE”) as a result of being its Managing Member. In addition, Mr. Jacobs beneficially owns 126,461 shares of our common stock held directly following the vesting of equity incentive awards and 250,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date. See footnote (17) below.
(5)	Based on Amendment No. 3 to Schedule 13G filed on February 13, 2017 by Coral Blue Investment Pte. Ltd. and GIC Private Limited, which reported that, as of December 31, 2016, Coral Blue Investment Pte. Ltd. beneficially owned 8,153,946 shares of common stock and shares voting and dispositive power over such shares of common stock with GIC Private Limited.
(6)	Based on Amendment No. 1 to the Schedule 13G filed on February 10, 2017 by The Vanguard Group, which reported that, as of December 31, 2016, The Vanguard Group beneficially owned 7,825,426 shares with sole voting power over 111,942 shares, shared voting power over 10,838 shares, sole dispositive power over 7,708,046 shares and shared dispositive power over 117,380 shares.

(7)	Based on Amendment No. 2 to the Schedule 13G filed on February 14, 2017, filed by Spruce House Investment Management LLC, Spruce House Capital LLC, The Spruce House Partnership LP, Zachary Sternberg, and Benjamin Stein, which reported that, as of December 31, 2016, Spruce House Investment Management LLC beneficially owned 7,750,000 shares, Spruce House Capital LLC beneficially owned 7,750,000 shares, The Spruce House Partnership LP beneficially owned 7,750,000 shares, Zachary Sternberg beneficially owned 7,795,000 shares and Benjamin Stein beneficially owned 7,797,055 shares. Spruce House Investment Management LLC, Spruce House Capital LLC, The Spruce House Partnership LP, Zachary Sternberg and Benjamin Stein have shared voting and dispositive power over 7,750,000 shares of common stock. Zachary Sternberg has sole voting and dispositive power over 45,000 shares. Benjamin Stein has sole voting and dispositive power over 47,055 shares.
(8)	Includes 6,686 RSUs that are or will become vested within 60 days of the Record Date.
(9)	Includes: (i) 192,086 shares of our common stock beneficially owned by The Louis DeJoy Family Partnership, LLC, of which Mr. DeJoy is the managing member, (ii) 484,340 shares of our common stock owned by the Louis DeJoy and Aldona Z. Wos Family Foundation, of which Mr. DeJoy is the president, and (iii) 3,970 RSUs that are or will become vested within 60 days of the Record Date.
(10)	Ms. DeSalva was appointed as director of the Company on September 19, 2017. These RSUs will become vested within 60 days of the Record Date.
(11)	Includes: (i) 12,000 shares of our common stock beneficially owned by the SJJ Irrevocable Trust, of which Mr. Jesselson is a trustee, (ii) 12,000 shares of our common stock beneficially owned by the RAJ Irrevocable Trust, of which Mr. Jesselson is a trustee, (iii) 12,000 shares of our common stock beneficially owned by the JJJ Irrevocable Trust, of which Mr. Jesselson is a trustee, (iv) 10,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 6/30/93 Trust, of which Mr. Jesselson is a trustee, (v) 10,000 shares of our common stock owned by Mr. Jesselson’s spouse, (vi) 103,572 shares of our common stock issuable upon the exercise of 103,572 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (vii) 21,322 shares of our common stock issuable upon the exercise of 21,322 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by the Michael G. Jesselson and Linda Jesselson, Trustees UID 6/30/93 FBO Maya Ariel Ruth Jesselson, of which Mr. Jesselson is the beneficiary, (viii) 103,570 shares of our common stock issuable upon conversion of 725 shares of our Series A Preferred Stock, which shares of our Series A Preferred Stock are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (ix) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (x) 3,970 RSUs that are or will become vested within 60 days of the Record Date.
(12)	See clause (viii) of footnote (11).
(13)	Includes: (i) 42,857 shares of our common stock issuable upon the exercise of 42,857 warrants at an exercise price of $7.00 per share of our common stock, (ii) 42,857 shares of our common stock issuable upon conversion of 300 shares of our Series A Preferred Stock, (iii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on within 60 days of the Record Date, and (iv) 14,728 RSUs that are or will become vested within 60 days of the Record Date.
(14)	Includes: (i) 1,375 shares of our common stock beneficially owned by the Brett A. Athans Declaration of Trust, of which Dr. Papastavrou is the trustee, (ii) 92,857 shares of our common stock issuable upon the exercise of 92,857 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (iii) 92,857 shares of our common stock issuable upon conversion of 650 shares of our Series A Preferred Stock, which shares of Series A Preferred Stock are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (iv) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (v) 19,728 RSUs that are or will become vested within 60 days of the Record Date.
(15)	See clause (iii) of footnote (14).

(16)	Includes: (i) 8,500 shares of our common stock issuable upon the exercise of 8,500 warrants at an exercise price of $7.00 per share of common stock, (ii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (iii) 19,728 RSUs that are or will become vested within 60 days of the Record Date.
(17)	Mr. Jacobs has indirect beneficial ownership of the shares of our common stock and our Series A Preferred Stock beneficially owned by JPE as a result of being its Managing Member. See footnote (4). Also includes 126,461 shares of our common stock held directly by Mr. Jacobs following the vesting of equity incentive awards and 250,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date.
(18)	Includes: (i) 10,000 shares of common stock issuable upon the exercise of 10,000 warrants at an exercise price of $7.00 per share of common stock, and (ii) 25,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date.
(19)	Includes 50,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date.
(20)	Mr. Devens resigned as Chief Legal Officer of the Company effective February 15, 2017. Pursuant to Mr. Devens’ employment agreement these shares remain subject to lock-up provisions until September 2, 2018.
(21)	Includes: (i) 12,750 shares of our common stock issuable upon the exercise of 12,750 warrants at an exercise price of $7.00 per share of common stock, and (ii) 48,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date.
(22)	Includes: (i) 9,934,715 shares of our common stock issuable upon the exercise of 9,954,715 warrants at an exercise price of $7.00 per share of our common stock, (ii) 9,882,142 shares of our common stock issuable upon conversion of 69,175 shares of our preferred stock, (iii) 604,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (iv) 69,620 RSUs that are or will become vested within 60 days of the Record Date.

STOCKHOLDER PROPOSALS

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the Company’s 2018 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act and the Company’s 2nd Amended and Restated Bylaws (the “Bylaws”), as described below.

As more specifically provided in our Bylaws, no business may be brought before an annual meeting of our stockholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered proper notice to us not less than 90 days or more than 180 days prior to the earlier of the date of the annual meeting and the first anniversary of the preceding year’s annual meeting. Accordingly, assuming that our 2018 annual meeting of stockholders is held on or after May 10, 2018, any stockholder proposal to be considered at the 2018 annual meeting, including nominations of persons for election to our Board of Directors, must be properly submitted to us not earlier than November 11, 2017 nor later than February 9, 2018. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831.

The foregoing requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement for the 2018 annual meeting of stockholders. Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2018 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in such proxy materials pursuant to such rule, stockholder proposals must be received by our Secretary not later than December 18, 2017.

OTHER MATTERS

No business other than that set forth in the attached notice of special meeting is expected to come before the special meeting. However, should any other matters requiring a vote of stockholders arise, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the NYSE schedule of charges. In addition, the Company has retained Innisfree M&A Incorporated to assist us in soliciting proxies and verifying the records relating to the solicitations in connection with the special meeting. Innisfree M&A Incorporated will receive approximately $9,000, plus their reasonable and customary expenses for providing such services.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20459. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website, located at www.sec.gov, which contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Annex A

XPO LOGISTICS, INC.

EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE OF THE PLAN.

The purpose of the XPO Logistics, Inc. Employee Stock Purchase Plan (the “Plan”) is to provide Eligible Employees (defined in Section 15, below) with an opportunity to increase their proprietary interest in the success of XPO Logistics, Inc. (the “Company”) by purchasing Stock (defined in Section 15, below) on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under Section 423 of the Code. The Plan shall be effective on the date the Plan is first adopted by the Board (the “Effective Date”). The effectiveness of the Plan shall be subject to approval of the Plan by the stockholders of the Company in accordance with Section 14.

SECTION 2. ADMINISTRATION OF THE PLAN.

(a) Plan Administrator. The Plan shall be administered by the Board. The Board has delegated its full authority under the Plan to the Committee, and the Committee may further delegate any or all of its authority under this Plan to such senior management employee(s) of the Company as it may designate. Notwithstanding any such delegation of authority, the Board may itself take any action under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Committee shall be construed to apply equally to the Board. Any references to the Board mean only the Board. The authority that may be delegated by the Committee includes, without limitation, the authority to determine procedures for Eligible Employees to enroll in or withdraw from the Plan, setting or changing payroll deduction percentages, and obtaining necessary tax withholdings.

(b) Administrator Responsibilities. The Administrator shall be vested with full authority and discretion to construe the terms of the Plan and make factual determinations under the Plan, and to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant. The Administrator may retain outside entities and professionals to assist in the administration of the Plan including, without limitation, a vendor or vendors to perform enrollment and brokerage services. The rights and privileges of all employees purchasing Stock under the Plan shall be the same.

SECTION 3. ENROLLMENT AND PARTICIPATION.

(a) Offering Periods. While the Plan is in effect, two Offering Periods shall commence in each calendar year. Offering Periods shall consist of the six-month periods commencing on each April 1 and October 1. The initial Offering Period available under the Plan starts April 1, 2018 and ends on September 30, 2018.

(b) Enrollment. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by completing the enrollment process prescribed for this purpose by the Administrator.

(c) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she (1) ceases to be an Eligible Employee, (2) withdraws from the Plan under Section 5(a), or (3) reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 8(b). A Participant who withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (b) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

SECTION 4. EMPLOYEE CONTRIBUTIONS.

(a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur during the Offering Period on the payment dates of all Compensation while a Participant.

(b) Amount of Payroll Deductions. An Eligible Employee shall designate in the enrollment process the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than one percent (1%) nor more than ten percent (10%). The Eligible Employee’s election hereunder shall remain in place until it is either (i) changed (pursuant to Subsection (c)), (ii) discontinued (pursuant to Subsection (d)), (iii) withdrawn (pursuant to Section 5) or (iv) automatically withdrawn (pursuant to Section 6).

(c) Changing Withholding Rate. If a Participant wishes to change his or her rate of payroll withholding, he or she may do so by notifying the Company using the process prescribed for this purpose by the Administrator. The new withholding rate shall be effective as soon as reasonably practicable after such notification by the Administrator.

(d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so at any time by using the process prescribed for this purpose by the Administrator. Payroll withholding shall cease as soon as reasonably practicable after such notification. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b)). A Participant who has discontinued employee contributions may resume such contributions by using the process prescribed for this purpose by the Administrator.

SECTION 5. WITHDRAWAL FROM THE PLAN.

(a) Withdrawal. A Participant may elect to withdraw from the Plan by using the process and timing prescribed for this purpose by the Administrator. As soon as reasonably practicable after the effective date of a Participant’s withdrawal, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

(b) Re-enrollment after Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(b). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6. CHANGE IN EMPLOYMENT STATUS.

(a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

(b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on an approved leave of absence. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c) Death. In the event of the Participant’s death the amount credited to his or her Plan Account, and any shares of Stock held by the ESPP Broker, shall be paid to the Participant’s estate.

SECTION 7. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) Plan Accounts. A Plan Account shall be maintained in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Offering Period shall be ninety-five percent (95%) of the Fair Market Value of such share on the last trading day in such Offering Period.

(c) Number of Shares Purchased. As of the last day of each Offering Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than one thousand (1,000) shares of Stock with respect to any Offering Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). Any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

(d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Offering Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e) Mandatory Holding Period / Issuance of Stock. At or as promptly as practicable after the last day of each Offering Period, the Company will deliver the shares of Stock purchased to the ESPP Broker for deposit into the Participant’s Account. Such Account shall be registered in the name of the Participant.

During the three (3) month period from the last day of each Offering Period, a Participant (whether or not still an Employee) may not withdraw, sell or transfer shares of stock acquired during such Offering Period except on account of the Participant’s death, or such other reason as the Administrator may promulgate in its discretion from time to time.

After the end of such three (3) month period, the Participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of such shares at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the Participant’s ESPP Broker Account until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the foregoing holding period has been satisfied, the Participant may move those shares to another brokerage account of Participant’s choosing or receive a certificate for such shares.

If a Participant elects to withdraw shares in certificated form, one or more certificates for whole shares shall be issued in the name of, and delivered to, the Participant. A Participant seeking to withdraw, sell or transfer shares of Stock must give instructions to the ESPP Broker in such manner and form as may be prescribed by the Administrator and the ESPP Broker, which instructions will be acted upon as promptly as practicable. Withdrawals and transfers will be subject to any fees imposed in accordance with Section 7(f), below.

Each Participant shall be required to notify the Company in the event of the disposition of any of such shares, including for shares transferred away from the ESPP Broker to another brokerage account and for shares withdrawn in certificated form.

(f) Costs and Expenses. Costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, including annual fees of the ESPP Broker and any brokerage fees and commissions for the purchase of Stock upon reinvestment of dividends and distributions. The foregoing notwithstanding, the ESPP Broker may impose or pass through a reasonable fee for the withdrawal of Stock in the form of stock certificates (as permitted under Section 7(e)), and reasonable fees for other services unrelated to the purchase of Stock under the Plan, to the extent approved in writing by the Company and communicated to participants. In no circumstance shall the Company pay any brokerage fees and commissions for the sale or disposition of Stock acquired under the Plan by a Participant.

(g) Unused Cash Balances. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for a fractional share shall be carried over in the Participant’s Plan Account to the next Offering Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, or Section 13(a) shall be refunded to the Participant in cash, without interest.

(h) Shareholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company’s shareholders have approved the adoption of the Plan.

SECTION 8. LIMITATIONS ON STOCK OWNERSHIP.

(a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing five percent (5%) or more of the total combined voting power or value (determined under Section 423 of the Code) of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

(i) Ownership of stock shall be determined after applying the attribution rules of Section 424(d) of the Code;

(ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii) For purposes of applying subsection (ii), each Participant shall be deemed to have the right or option to purchase one thousand (1,000) shares of Stock under this Plan with respect to each Offering Period.

(b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

(i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year under this Plan.

(ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased under this Plan in the current calendar year and in the immediately preceding calendar year.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Offering Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Stock or monies to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11. NO RIGHTS AS A SHAREHOLDER.

A Participant shall have no rights as a shareholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 12. SECURITIES LAW REQUIREMENTS.

Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

SECTION 13. STOCK OFFERED UNDER THE PLAN.

(a) Authorized Shares. The aggregate authorized number of shares of Stock available for purchase under the Plan is two million (2,000,000) shares, conditioned on approval by the Company’s shareholders within twelve (12) months before or after the Plan’s Effective Date, and subject to adjustment pursuant to this Section 13.

(b) Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the one thousand (1,000) share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Administrator for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company’s shareholders or a similar event.

(c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14. EFFECTIVE DATE; TERM OF PLAN; AMENDMENT OR DISCONTINUANCE.

The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the Effective Date. No right may be granted under the Plan prior to such stockholder approval. The Plan shall be in effect until the tenth (10th) anniversary of the Effective Date, unless sooner terminated under this Section 14. The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan. Any amendment that increases the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the shareholders of the Company within twelve (12) months before, or twelve (12) months after, the Board’s adoption of the amendment. In addition, any other amendment of the Plan shall be subject to approval by a vote of the shareholders of the Company to the extent required by an applicable law or regulation. To the extent an amendment does not require shareholder or Board approval (as described above), the Committee shall have the authority to make technical and administrative amendments to the Plan for the sole purpose of carrying out its administrative responsibilities under the Plan.

SECTION 15. DEFINITIONS.

(a) “Administrator” or “Plan Administrator” means the Committee or the persons acting within the scope of their authority to administer the Plan pursuant to a delegation of authority from the Committee pursuant to Section 2(a).

(b) “Board” means the Board of Directors of the Company, as constituted from time to time.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the Compensation Committee of the Board.

(e) “Company” means XPO Logistics, Inc., a Delaware corporation.

(f) “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, commissions, overtime pay and shift premiums, short-term disability payments, PTO and holiday pay plus (ii) any pre-tax contributions made by the Participant under Section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans (including non-qualified deferred compensation plans), income attributable to equity awards or the exercise of stock options, and similar items. The Administrator shall determine whether a particular item is included in Compensation.

(g) “Corporate Reorganization” means:

(i) The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets or the complete liquidation or dissolution of the Company.

(h) “Eligible Employee” means any common-law employee who is employed by a Participating Company on February 1 or August 1. The following are excluded from the definition of an Eligible Employee:

(i) any individual whose participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if complying with such laws would cause non-conformity with the requirements of Section 423 of the Code;

(ii) any employee who is covered by a collective bargaining agreement, if the collective bargaining agreement excludes the employee (or the bargaining unit of which the employee is a member) from participation in the Plan;

(iii) to the extent permitted by Section 423 of the Code, any individual designated by a Participating Company as an independent contractor, even if the individual later is determined by a court of competent jurisdiction to be a common law employee of a Participating Company; and

(iv) any employee of a Participating Company who is both a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code and subject to the disclosure requirements of Section 16(a) of the Exchange Act as of the first day of an Offering Period. Whether an employee is a highly compensated employee for Plan purposes will be determined on whether the employee is a highly compensated employee under any of the qualified retirement plans sponsored by XPO Logistics, Inc. or an affiliate, with the applicable measuring period based on the calendar year.

(i) “ESPP Broker” means a stock brokerage or other entity designated by the Administrator to establish accounts for Stock purchased under the Plan by Participants.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means with respect to the Stock as of any given date, (i) the closing per-share sales price of the Stock as reported by the Applicable Exchange for such stock exchange or if there were no sales on such date, on the closest preceding date on which there was a sale of Stock or (ii) in the event there shall be no public market for the Stock on such date, the fair market value of the Stock as determined in good faith by the Committee. Such determination shall be conclusive and binding on all persons. For purposes of the foregoing, “Applicable Exchange” means the New York Stock Exchange LLC or any other national stock exchange or quotation system on which the Stock may be listed or quoted.

(l) “Offering Period” means a six-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 3(a).

(m) “Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(b). Only Eligible Employees may become Participants in this Plan.

(n) “Participating Company” means (i) the Company and (ii) each present or future Subsidiary that is affirmatively designated by the Committee as a Participating Company. Except as provided in the preceding sentence, no other Subsidiary shall be a Participating Company. Notwithstanding the foregoing, the term “Participating Company” shall not include any Subsidiary that offers its employees the opportunity to participate in an employee stock purchase plan covering the Subsidiary’s common stock. As of the Effective Date, each of the following entities is a Participating Company under the Plan:

Bounce Logistics, LLC

Con-way Multimodal Inc.

Jacobson Transportation Company, Inc.

Jacobson Warehouse Company, Inc.

Pacer Services, Inc.

XPO Air Charter, LLC

XPO CNW, Inc.

XPO Courier, LLC

XPO Customs Clearance Solutions, LLC

XPO Distribution Services, Inc.

XPO Enterprise Services, Inc.

XPO GF America, Inc.

XPO Global Forwarding, Inc.

XPO Intermodal Solutions, Inc.

XPO Last Mile, Inc.

XPO Last Mile Holding, Inc.

XPO Logistics, LLC

XPO Logistics Cartage, LLC

XPO Logistics Drayage, LLC

XPO Logistics Express, LLC

XPO Logistics Freight, Inc.

XPO Logistics Manufacturing, LLC

XPO Logistics NLM, LLC

XPO Logistics Port Services, LLC

XPO Logistics Supply Chain of New Jersey, LLC

XPO Logistics Supply Chain of Puerto Rico, Inc.

XPO Logistics Supply Chain of Texas, LLC

XPO Logistics Supply Chain Corporate Services, Inc.

XPO Logistics Supply Chain, Inc.

XPO Logistics Worldwide, Inc.

XPO Logistics Worldwide Government Services, LLC

XPO LTL Solutions, Inc.

XPO Ocean World Lines, Inc.

XPO Transport, LLC

The Administrator is authorized to change a present or future Subsidiary’s designation as a Participating Company at any time without additional shareholder approval. For the avoidance of doubt, no international Subsidiary (where employees receive no U.S. source income) shall be considered a Participating Company.

(o) “Plan” means this XPO Logistics, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

(p) “Plan Account” or “Account” means the account established and maintained on behalf of each Participant by the Company for the purpose of investing in Stock and engaging in other transactions permitted under the Plan pursuant to Section 7(a). The funds allocated to a Participant’s Account shall remain the property of the Participant at all times but may be commingled with the general funds of the Company, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

(q) “Purchase Price” means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

(r) “Stock” means the Common Stock of the Company, with par value of $0.001 per share.

(s) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 16. MISCELLANEOUS.

(a) Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

(b) Plan Effective Date and Shareholder Approval. The Plan was adopted by the Board on October 18, 2017, and became effective upon approval by the Company’s stockholders on                     , 2017 by a vote sufficient to meet the requirements of Section 423(b)(2) of the Code.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 P.M., New York Time, on December 19, 2017.
Vote by Internet
• Go to www.envisionreports.com/XPOspc
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

▼    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

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A	Proposals — UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
BOARD OF DIRECTORS’ RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.	To consider and vote on a proposal to approve the adoption of the XPO Logistics, Inc. Employee Stock Purchase Plan.	For ☐	Against ☐	Abstain ☐

2.	To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies.	For ☐	Against ☐	Abstain ☐

3.	To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please date and sign exactly as your name(s) appear(s) hereon. When signing as Executor, Administrator, Trustee, Guardian or Attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on December 20, 2017.

This Proxy Statement is available at

www.edocumentview.com/xpospc.

▼    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    ▼

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Proxy — XPO LOGISTICS, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPO LOGISTICS, INC.

The undersigned hereby acknowledges receipt of the XPO Logistics, Inc. Notice of Special Meeting and Proxy Statement and hereby constitutes and appoints Bradley S. Jacobs and Karlis P. Kirsis, and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Special Meeting of Stockholders of XPO Logistics, Inc. on December 20, 2017, and any adjournment or postponement thereof, and to vote on the matters indicated all the shares of Common Stock, par value $0.001 per share, or Series A Convertible Perpetual Preferred Stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.